    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 21, 1997


                                                     REGISTRATION NOS. 333-35137
                                                                    333-35137-01
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                           BEVERLY ENTERPRISES, INC.

                           NEW BEVERLY HOLDINGS, INC.
           (Exact Name of Registrants as Specified in their Charters)

               DELAWARE                                  8051                          95-4100309
               DELAWARE                                  8051                          62-1691861
    (State or Other Jurisdiction of          (Primary Standard Industrial            (IRS Employer
    Incorporation or Organization)            Classification Code Number)         Identification No.)

                         5111 ROGERS AVENUE, SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712
    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  of Registrants' Principal Executive Offices)

                             ---------------------

            See Table of Additional Co-Registrants Included Herewith
                             ---------------------

                          ROBERT W. POMMERVILLE, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                           BEVERLY ENTERPRISES, INC.
                           NEW BEVERLY HOLDINGS, INC.
                         5111 ROGERS AVENUE, SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                             ---------------------
                                   Copies to:

                           H. WATT GREGORY, III, ESQ.
                            MICHAEL E. KARNEY, ESQ.
                     GIROIR, GREGORY, HOLMES & HOOVER, PLC
                         111 CENTER STREET, SUITE 1900
                          LITTLE ROCK, ARKANSAS 72201
                                 (501) 372-3000

             WARREN T. BUHLE, ESQ.                              MARK C. SMITH, ESQ.
            DAVID G. SCHWARTZ, ESQ.                            SKADDEN, ARPS, SLATE,
          WEIL, GOTSHAL & MANGES, LLP                            MEAGHER & FLOM LLP
                767 FIFTH AVENUE                                  919 THIRD AVENUE
               NEW YORK, NY 10153                                NEW YORK, NY 10022
                 (212) 310-8000                                    (212) 735-3000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective and all other conditions described herein have been satisfied or are waived.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the box. [ ]
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                       TABLE OF ADDITIONAL CO-REGISTRANTS

                                                              (STATE OR OTHER
                                                              JURISDICTION OF
                                                              INCORPORATION OR     (I.R.S. EMPLOYER
 (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)     ORGANIZATION)      IDENTIFICATION NO.)
 ---------------------------------------------------------    ----------------    -------------------
A-1 Home Health Services, Inc. .............................      Georgia             58-1935144
A.B.C. Health Equipment Corp................................      New York            13-3043192
AdviNet, Inc................................................      Delaware            71-0758986
AGI-Camelot, Inc............................................      Missouri            43-1253376
AGI-McDonald County Health Care, Inc........................      Missouri            43-1253385
Amco Medical Service, Inc...................................       Texas              75-1288363
American Transitional Care Dallas -- Ft. Worth, Inc.........       Texas              76-0322331
American Transitional Hospitals of East Tennessee, Inc. ....      Delaware            62-1704901
American Transitional Health Care, Inc......................      Delaware            76-0292237
American Transitional Hospitals, Inc........................      Delaware            76-0232151
American Transitional Hospitals of Indiana, Inc.............      Indiana             35-1903972
American Transitional Hospitals of Oklahoma, Inc............      Oklahoma            74-2689039
American Transitional Hospitals of Tennessee, Inc...........     Tennessee            62-1562740
American Transitional Hospitals -- Texas Medical Center,
  Inc.......................................................      Delaware            71-0779078
ATH -- Clear Lake, Inc......................................      Delaware            71-0776296
ATH Columbus, Inc...........................................      Delaware            71-0776295
ATH Del Oro, Inc............................................       Texas              62-1578954
ATH Heights, Inc............................................       Texas              76-0442017
ATH -- Little Rock, Inc. ...................................      Delaware            62-1682209
ATH -- Memphis, Inc. .......................................      Delaware            62-1682212
ATH Oklahoma City, Inc......................................      Oklahoma            73-1465199
ATH Tucson, Inc.............................................      Arizona             71-0765364
Beverly Assisted Living, Inc................................      Delaware            71-0777901
Beverly -- Bella Vista Holding, Inc. .......................      Delaware            71-0797481
Beverly Health and Rehabilitation Services, Inc.............     California           95-2301514
Beverly Enterprises -- Alabama, Inc.........................     California           95-3742145
Beverly Enterprises -- Arizona, Inc.........................     California           95-3750871
Beverly Enterprises -- Arkansas, Inc........................     California           95-3751272
Beverly Enterprises -- California, Inc......................     California           95-3750879
Beverly Enterprises -- Colorado, Inc........................     California           95-3750882
Beverly Enterprises -- Connecticut, Inc.....................     California           95-3849642
Beverly Enterprises -- Delaware, Inc........................     California           95-3849628
Beverly Enterprises -- Distribution Services, Inc...........     California           95-4081567
Beverly Enterprises -- District of Columbia, Inc............     California           95-3750889
Beverly Enterprises -- Florida, Inc.........................     California           95-3742251
Beverly Enterprises -- Garden Terrace, Inc..................     California           95-3849648
Beverly Enterprises -- Georgia, Inc.........................     California           95-3750880
Beverly Enterprises -- Hawaii, Inc..........................     California           95-3750890
Beverly Enterprises -- Idaho, Inc...........................     California           95-3750886
Beverly Enterprises -- Illinois, Inc........................     California           95-3750883
Beverly Enterprises -- Indiana, Inc.........................     California           95-3744258
Beverly Enterprises -- Iowa, Inc............................     California           95-3751271
Beverly Enterprises -- Kansas, Inc..........................     California           95-3751269
Beverly Enterprises -- Kentucky, Inc........................     California           95-3750894
Beverly Enterprises -- Louisiana, Inc.......................     California           95-3849633
Beverly Enterprises -- Maine, Inc...........................     California           95-3849627

                                                              (STATE OR OTHER
                                                              JURISDICTION OF
                                                              INCORPORATION OR     (I.R.S. EMPLOYER
 (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)     ORGANIZATION)      IDENTIFICATION NO.)
 ---------------------------------------------------------    ----------------    -------------------
Beverly Enterprises -- Maryland, Inc........................     California           95-3750892
Beverly Enterprises -- Massachusetts, Inc...................     California           95-3750893
Beverly Enterprises -- Michigan, Inc........................     California           95-3898661
Beverly Enterprises -- Minnesota, Inc.......................     California           95-3742698
Beverly Enterprises -- Mississippi, Inc.....................     California           95-3742144
Beverly Enterprises -- Missouri, Inc........................     California           95-3750895
Beverly Enterprises -- Montana, Inc.........................     California           95-3849636
Beverly Enterprises -- Nebraska, Inc........................     California           95-3750873
Beverly Enterprises -- Nevada, Inc..........................     California           95-3750896
Beverly Enterprises -- New Hampshire, Inc...................     California           95-3849630
Beverly Enterprises -- New Jersey, Inc......................     California           95-3750884
Beverly Enterprises -- New Mexico, Inc......................     California           95-3750869
Beverly Enterprises -- North Carolina, Inc..................     California           95-3642257
Beverly Enterprises -- North Dakota, Inc....................     California           95-3751270
Beverly Enterprises -- Ohio, Inc............................     California           95-3750867
Beverly Enterprises -- Oklahoma, Inc........................     California           95-3849624
Beverly Enterprises -- Oregon, Inc..........................     California           95-3750881
Beverly Enterprises -- Pennsylvania, Inc....................     California           95-3750870
Beverly Enterprises -- Rhode Island, Inc....................     California           95-3849621
Beverly Enterprises -- South Carolina, Inc..................     California           95-3750866
Beverly Enterprises -- Tennessee, Inc.......................     California           95-3742261
Beverly Enterprises -- Texas, Inc...........................     California           95-3744256
Beverly Enterprises -- Utah, Inc............................     California           95-3751089
Beverly Enterprises -- Vermont, Inc.........................     California           95-3750885
Beverly Enterprises -- Virginia, Inc........................     California           95-3742694
Beverly Enterprises -- Washington, Inc......................     California           95-3750868
Beverly Enterprises -- West Virginia, Inc...................     California           95-3750888
Beverly Enterprises -- Wisconsin, Inc.......................     California           95-3742696
Beverly Enterprises -- Wyoming, Inc.........................     California           95-3849638
Beverly Enterprises International Limited...................     California           95-3982125
Beverly Enterprises Medical Equipment Corporation...........     California           95-3849617
Beverly Holdings I, Inc.....................................      Delaware            71-0768985
Beverly Manor Inc. of Hawaii................................     California           99-0144750
Beverly -- Missouri Valley Holding, Inc. ...................      Delaware            71-0797485
Beverly -- Rapid City Holding, Inc. ........................      Delaware            71-0797483
Beverly Real Estate Holdings, Inc...........................      Delaware            71-0768984
Beverly Savana Cay Manor, Inc...............................     California           95-4217381
Columbia-Valley Nursing Home, Inc...........................        Ohio              34-1262298
Commercial Management, Inc..................................        Iowa              42-0891358
Continental Care Centers of Council Bluffs, Inc.............        Iowa              41-1413442
Forest City Building Ltd....................................      Missouri            43-1102460
Hallmark Convalescent Homes, Inc............................      Michigan            41-1413478
Home Medical Systems, Inc...................................      Delaware            23-2271050
HomeCare Preferred Choice, Inc. ............................      Delaware            62-1702864
Hospice Preferred Choice, Inc...............................      Delaware            71-0761314
Hospital Facilities Corporation.............................     California           95-2499218
Kenwood View Nursing Home, Inc. ............................       Kansas             48-6111286
Liberty Nursing Homes, Incorporated.........................      Virginia            54-0784334
MATRIX HealthCare Network, Inc. ............................      Delaware            16-1702866
MATRIX Rehabilitation, Inc. ................................      Delaware            71-0783147

                                                              (STATE OR OTHER
                                                              JURISDICTION OF
                                                              INCORPORATION OR     (I.R.S. EMPLOYER
 (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)     ORGANIZATION)      IDENTIFICATION NO.)
 ---------------------------------------------------------    ----------------    -------------------
Medical Arts Health Facility of Lawrenceville, Inc. ........      Georgia             58-1329700
Moderncare of Lumberton, Inc. ..............................   North Carolina         56-1217025
Nebraska City S-C-H, Inc. ..................................      Nebraska            41-1413481
Nursing Home Operators, Inc. ...............................        Ohio              34-0949279
Petersen Health Care, Inc. .................................      Florida             59-2043392
Salem No. 1, Inc. ..........................................      Missouri            43-1130257
South Alabama Nursing Home, Inc. ...........................      Alabama             95-3809397
South Dakota -- Beverly Enterprises, Inc. ..................     California           95-3750887
Spectra Healthcare Alliance, Inc. ..........................      Delaware            71-0759298
Synergos, Inc. .............................................     California           33-0203515
Synergos -- Scottsdale, Inc. ...............................      Arizona             94-3085083
TMD Disposition Company.....................................      Florida             59-3151568
Vantage Healthcare Corporation..............................      Delaware            35-1572998

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the DGCL applies to Beverly and New Beverly, and the relevant portion of the DGCL provides as follows:

     145. Indemnification of Officers, Directors, Employees and Agents;
Insurance.

     (a) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

     (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

     The Certificates of Incorporation of Beverly and New Beverly limit the liability of directors (in their capacity as directors, but not in their capacity as officers) to the Registrants or their stockholders to the fullest extent permitted by the DGCL, as amended. Specifically, no director of the Registrants will be personally liable to the Registrant or their stockholders for monetary damages for breach of the director's fiduciary duty as a director, except as provided in Section 102 of the DGCL for liability: (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders; (ii) for acts or omissions not in good faith and which involve intentional misconduct or knowing violation of law; (iii) under Section 174 of the DGCL, which relates to unlawful payments of dividends or unlawful stock repurchases or redemptions; or (iv) for any transaction from which the director derived an improper personal benefit. The inclusion of this provision in the Certificates of Incorporation of Beverly and New Beverly may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such action, if successful, might otherwise have benefitted the Registrants and their stockholders.

     Under the Certificates of Incorporation and in accordance with Section 145 of the DGCL, the Registrants will indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a "derivative" action by or in the right of a Registrant) by reason of the fact that such person was or is a director or officer of a Registrant, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such acts were unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such an action and then, where the person is adjudged to be liable to a Registrant, only if and to the extent that the Court of Chancery of the State of Delaware or the court in which such action was brought determines that such person is fairly and reasonably entitled to such indemnity and then only for such expenses as the court deems proper. The Registrants will each indemnify, pursuant to the standard enumerated in Section 145 of the DGCL, any past or present officer or director who was or is a party, or is threatened to be made a party, to any threatened, pending or completed derivative action by or in the right of such Registrant.

     The Certifications of Incorporation of the Registrants provides that each Registrant may pay for the expenses incurred by an indemnified director or officer in defending the proceedings specified above in advance of their final disposition, provided that, if the DGCL so requires, such indemnified person agrees to reimburse such Registrant if it is ultimately determined that such person is not entitled to indemnification. The Registrants Certificates of Incorporation also allows each Registrant, in their sole discretion, to indemnify any person who is or was one of its employees and agents to the same degree as the foregoing indemnification of directors and officers. To the extent that a director, officer, employee or agent of a Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith. In addition, each Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of such Registrant or another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and incurred by such person in such capacity, or arising out of the person's status as such whether or not such Registrant would have the power or obligation to indemnify such person against such liability under the provisions of the DGCL. Each Registrant maintains insurance for the benefit of the Registrants' officers and directors insuring such persons against certain liabilities, including civil liabilities under the Securities laws. Additionally, each Registrant has entered into indemnification agreements with each of the Directors of such Registrant, which, among other things, provides that each Registrant will indemnify such Directors to the fullest extent permitted by the respective Certificates of Incorporation and the DGCL and will advance expenses of defending claims against such Directors.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Reference is made to the exhibit index immediately following the signature page to the Registration Statement.

     (b) The Schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and, therefore, have been omitted.

     (c) The following opinions are included in the Prospectus/Consent Solicitation Statement as indicated:

     None

ITEM 22. UNDERTAKINGS

     The undersigned registrants hereby undertake:

          1. (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        Provided, however, that paragraphs (1)(a)(i) and (1)(a)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the Securities being registered which remain unsold at the termination of the offering.

          2. That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          3. That prior to any public reoffering of the Securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          4. That every prospectus (i) that is filed pursuant to the paragraph immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          5. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          6. The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

          7. The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on the 21st day of October, 1997.


                                            For the Registrants set forth on the
                                            Registration Statement Facing Page
                                            and on the table of additional
                                            Co-Registrants

                                            By:    /s/ SCOTT M. TABAKIN
                                              ----------------------------------
                                                       Scott M. Tabakin
                                                  Executive Vice President,
                                                   Chief Financial Officer
                                                 of Beverly Enterprises, Inc.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the dates indicated by the following persons in the capacities indicated.


                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                          *                            Chairman of the Board, Chief    October 21, 1997
-----------------------------------------------------    Executive Officer and
                   David R. Banks                        Director

                          *                            President, Chief Operating      October 21, 1997
-----------------------------------------------------    Officer and Director
                 Boyd W. Hendrickson

                /s/ SCOTT M. TABAKIN                   Executive Vice President,       October 21, 1997
-----------------------------------------------------    Chief Financial Officer
                  Scott M. Tabakin

                          *                            Vice President, Controller      October 21, 1997
-----------------------------------------------------    and Chief Accounting Officer
                  Pamela H. Daniels

                          *                            Director                        October 21, 1997
-----------------------------------------------------
                Beryl F. Anthony, Jr.

                          *                            Director                        October 21, 1997
-----------------------------------------------------
                   James R. Greene

                          *                            Director                        October 21, 1997
-----------------------------------------------------
                  Edith E. Holiday

                          *                            Director                        October 21, 1997
-----------------------------------------------------
                  Jon E. M. Jacoby

                          *                            Director                        October 21, 1997
-----------------------------------------------------
               Risa J. Lavizzo-Mowery

                          *                            Director                        October 21, 1997
-----------------------------------------------------
                 Marilyn R. Seymann

               /s/ *JOHN W. MACKENZIE
-----------------------------------------------------
                  John W. MacKenzie
                 As Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on the 21st day of October, 1997.


                                            For the Registrants set forth on the
                                            Registration Statement Facing Page
                                            and on the table of additional
                                            Co-Registrants

                                            By:    /s/ SCOTT M. TABAKIN
                                              ----------------------------------
                                                       Scott M. Tabakin
                                                  Executive Vice President,
                                                   Chief Financial Officer
                                                         and Director
                                                of New Beverly Holdings, Inc.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the dates indicated by the following persons in the capacities indicated.


                      SIGNATURE                                   TITLE                      DATE
                      ---------                                   -----                      ----

                          *                            Chairman of the Board, Chief    October 21, 1997
-----------------------------------------------------    Executive Officer and
                   David R. Banks                        Director

                          *                            President, Chief Operating      October 21, 1997
-----------------------------------------------------    Officer and Director
                 Boyd W. Hendrickson

                          *                            Executive Vice President,       October 21, 1997
-----------------------------------------------------    General Counsel, Secretary
                Robert W. Pommerville                    and Director

                          *                            Executive Vice President --     October 21, 1997
-----------------------------------------------------    Asset Management and
                  Bobby W. Stephens                      Director

                /s/ SCOTT M. TABAKIN                   Executive Vice President,       October 21, 1997
-----------------------------------------------------    Chief Financial Officer
                  Scott M. Tabakin                       and Director

                          *                            Vice President, Controller      October 21, 1997
-----------------------------------------------------    and Chief Accounting
                  Pamela H. Daniels                      Officer

               /s/ *JOHN W. MACKENZIE
-----------------------------------------------------
                  John W. MacKenzie
                 As Attorney-in-Fact

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          2.1            -- Agreement and Plan of Merger dated April 15, 1997 by and between Beverly Enterprises, Inc. and Capstone Pharmacy
                            Services, Inc. (incorporated by reference to Exhibit 2.1
                            to Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated April 15, 1997).
          2.2            -- Agreement and Plan of Distribution by and among Beverly
                            Enterprises, Inc., New Beverly Holdings, Inc. and
                            Capstone Pharmacy Services, Inc. dated as of April 15,
                            1997 (incorporated by reference to Exhibit 2.2 to Beverly
                            Enterprises, Inc.'s Current Report on Form 8-K dated
                            April 15, 1997).
          3.1            -- Restated Certificate of Incorporation of Beverly
                            Enterprises, Inc. (incorporated by reference to Exhibit
                            4.1 to Beverly Enterprises, Inc.'s Current Report on Form
                            8-K dated July 31, 1987)
          3.2            -- By-Laws of Beverly Enterprises, Inc. (incorporated by
                            reference to Exhibit 3 to Beverly Enterprises, Inc.'s
                            Quarterly Report on Form 10-Q for the quarter ended June
                            30, 1992)
          3.3            -- Certificate of Incorporation of New Beverly Holdings,
                            Inc. dated April 15, 1997 (incorporated by reference to
                            Exhibit 3.1 to New Beverly Holdings, Inc.'s Registration
                            Statement on Form S-1 filed June 4, 1997 (File No.
                            333-28521)).
          3.4            -- Amended Certificate of Incorporation of New Beverly
                            Holdings, Inc. dated May 29, 1997 (incorporated by
                            reference to Exhibit 3.2 to New Beverly Holdings, Inc.'s
                            Registration Statement on Form S-1 filed June 4, 1997
                            (File No. 333-28521)).
          3.6            -- Bylaws of New Beverly Holdings, Inc. (incorporated by
                            reference to Exhibit 3.4 to New Beverly Holdings, Inc.'s
                            Registration Statement on Form S-1 filed June 4, 1997
                            (File No. 333-28521)).
          4.1            -- Indenture dated as of February 1, 1996 between Beverly
                            Enterprises, Inc. and Chemical Bank, as Trustee, with
                            respect to Beverly Enterprises, Inc.'s 9% Senior Notes
                            due February 15, 2006 (incorporated by reference to
                            Exhibit 4.1 to Beverly Enterprises, Inc.'s Annual Report
                            on Form 10-K for the year ended December 31, 1995).
          4.2**          -- Form of Second Supplemental Indenture dated       , 1997
                            between Beverly Enterprises, Inc., New Beverly Holdings,
                            Inc., certain subsidiaries of Beverly Enterprises, Inc.
                            as guarantors and The Chase Manhattan Bank, as Trustee,
                            with respect to Beverly's 9% Senior Notes due February
                            15, 2006.
          4.3            -- Indenture dated as of August 1, 1993 between Beverly
                            Enterprises, Inc. and Chemical Bank, as Trustee, with
                            respect to Beverly Enterprises, Inc.'s 5 1/2% Convertible
                            Subordinated Debentures due August 1, 2018, issuable upon
                            exchange of Beverly Enterprises, Inc.'s $2.75 Cumulative
                            Convertible Exchangeable Preferred Stock (the
                            "Subordinated Debenture Indenture") (incorporated by
                            reference to Exhibit 4.10 to Beverly Enterprises, Inc.'s
                            Quarterly Report on Form 10-Q for the quarter ended June
                            30, 1993).
          4.4            -- Indenture dated as of April 1, 1993 (the "First Mortgage
                            Bond Indenture"), among Beverly Enterprises, Inc.,
                            Delaware Trust Company, as Corporate Trustee, and Richard
                            N. Smith, as Individual Trustee, with respect to First
                            Mortgage Bonds (incorporated by reference to Exhibit 4.1
                            to Beverly Enterprises, Inc.'s Quarterly Report on Form
                            10-Q for the quarter ended March 31, 1993).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          4.5            -- First Supplemental Indenture dated as of April 1, 1993 to the First Mortgage Bond Indenture, with respect to 8 3/4%
                            First Mortgage Bonds due 2008 (incorporated by reference
                            to Exhibit 4.2 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended March 31,
                            1993).
          4.6            -- Second Supplemental Indenture dated as of July 1, 1993 to the First Mortgage Bond Indenture, with respect to 8 5/8%
                            First Mortgage Bonds due 2008 (replaces Exhibit 4.1 to
                            Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated July 15, 1993) (incorporated by reference to
                            Exhibit 4.15 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended June 30, 1993).
          4.7            -- Indenture dated as of December 30, 1993 (the "Notes
                            Indenture"), between Beverly Enterprises, Inc. and
                            Boatmen's Trust Company, as Trustee, with respect to the
                            Notes (incorporated by reference to Exhibit 4.2 to
                            Beverly Enterprises, Inc.'s Registration Statement on
                            Form S-3 filed on November 9, 1993 (File No. 33-50965)).
          4.8            -- First Supplemental Indenture dated as of December 30,
                            1993 to the Notes Indenture, with respect to 8 3/4% Notes
                            due 2003 (incorporated by reference to Exhibit 4.4 to
                            Beverly Enterprises, Inc.'s Current Report on Form 8-K
                            dated January 4, 1994).
          4.9            -- Rights Agreement dated as of September 29, 1994, between
                            Beverly Enterprises, Inc. and The Bank of New York, as
                            Rights Agent (incorporated by reference to Exhibit 1 to
                            Beverly Enterprises, Inc.'s Registration Statement on
                            Form 8-A filed on October 18, 1994).
          4.10           -- Amendment, dated as of April 6, 1995, to the Rights
                            Agreement between Beverly Enterprises, Inc. and The Bank
                            of New York, as Rights Agent (incorporated by reference
                            to Exhibit 4.20 to Beverly Enterprises, Inc.'s Quarterly
                            Report on Form 10-Q for the quarter ended June 30, 1995).
                            In accordance with item 601(b)(4)(iii) of Regulation S-K,
                            certain instruments pertaining to Beverly Enterprises,
                            Inc.'s long-term obligations have not been filed; copies
                            thereof will be furnished to the Securities and Exchange
                            Commission upon request.
          5.1*           -- Opinion of Weil, Gotshal & Manges LLP as to certain legal matters.
          5.2*           -- Opinion of John W. MacKenzie, Deputy General Counsel of
                            Beverly Enterprises, Inc. and New Beverly Holdings, Inc.,
                            as to certain legal matters.
         10.1            -- Executive Medical Reimbursement Plan assumed by New
                            Beverly Holdings, Inc. (incorporated by reference to
                            Exhibit 10.5 to Beverly Enterprises, Inc.'s Annual Report
                            on Form 10-K for the year ended December 31, 1987).
         10.2            -- Amended and Restated Beverly Enterprises, Inc. Executive
                            Life Insurance Plan and Summary Plan Description (the
                            "Executive Life Plan") assumed by New Beverly Holdings,
                            Inc. (incorporated by reference to Exhibit 10.7 to
                            Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1993).
         10.3            -- Amendment No. 1, effective September 29, 1994, to the
                            Executive Life Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.10 to Beverly
                            Enterprises, Inc.'s Registration Statement on Form S-4
                            filed on February 13, 1995 (File No. 33-57663)).
         10.4            -- Executive Physicals Policy assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.8
                            to Beverly Enterprises, Inc.'s Quarterly Report on Form
                            10-Q for the quarter ended June 30, 1993).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.5            -- Amended and Restated Deferred Compensation Plan effective
                            July 18, 1991 assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.6 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1991).
         10.6            -- Amendment No. 1, effective September 29, 1994, to the
                            Deferred Compensation Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.13 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).
         10.7            -- Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.9
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1987).
         10.8            -- Amendment No. 1, effective as of July 1, 1991, to the
                            Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.8
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1991).
         10.9            -- Amendment No. 2, effective as of December 12, 1991, to
                            the Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit 10.9
                            to Beverly Enterprises, Inc.'s Annual Report on Form 10-K
                            for the year ended December 31, 1991).
         10.10           -- Amendment No. 3, effective as of July 31, 1992, to the
                            executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.10 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1992).
         10.11           -- Amendment No. 4, effective as of January 1, 1993, to the
                            Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.18 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1994).
         10.12           -- Amendment No. 5, effective as of September 29, 1994, to the Executive Retirement Plan assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.19 to Beverly Enterprises, Inc.'s Annual Report on
                            Form 10-K for the year ended December 31, 1994).
         10.13           -- Beverly Enterprises, Inc. Executive Deferred Compensation
                            Plan assumed by New Beverly Holdings, Inc. (incorporated
                            by reference to Exhibit 10.23 to Beverly Enterprises,
                            Inc.'s Annual Report on Form 10-K for the year ended
                            December 31, 1996).
         10.14           -- Beverly Enterprises, Inc. Supplemental Long-Term
                            Disability Plan assumed by New Beverly Holdings, Inc.
                            (incorporated by reference to Exhibit 10.24 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1996).
         10.15           -- Severance Plan for Corporate and Regional Employees
                            effective December 1, 1989 assumed by New Beverly
                            Holdings, Inc. (incorporated by reference to Exhibit
                            10.21 to Amendment No. 1 to Beverly Enterprises, Inc.'s
                            Registration Statement on Form S-1 filed on February 26,
                            1990 (File No. 33-33052)).
         10.16           -- Employment Contract, made as of December 8, 1995, between
                            Beverly Enterprises, Inc. and David R. Banks
                            (incorporated by reference to Exhibit 10.2 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1996).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.17           -- Employment Contract, made as of December 8, 1995, between
                            Beverly Enterprises, Inc. and Boyd W. Hendrickson
                            (incorporated by reference to Exhibit 10.3 to Beverly
                            Enterprises, Inc.'s Quarterly Report on Form 10-Q for the
                            quarter ended June 30, 1996).
         10.18           -- Form of Change In Control Severance Agreement, made as of
                            December 8, 1995, between Beverly Enterprises, Inc. and
                            its Executive Vice Presidents (incorporated by reference
                            to Exhibit 10.31 to Beverly Enterprises, Inc.'s Annual
                            Report on Form 10-K for the year ended December 31,
                            1995).
         10.19           -- Form of Change In Control Severance Agreement, made as of
                            December 8, 1995, between Beverly Enterprises, Inc. and
                            certain of its officers (incorporated by reference to
                            Exhibit 10.32 to Beverly Enterprises, Inc.'s Annual
                            Report on Form 10-K for the year ended December 31,
                            1995).
         10.20           -- Amended and Restated Credit Agreement, dated as of
                            December 20, 1996, among Beverly Enterprises, Inc., the
                            Banks listed therein, and Morgan Guaranty Trust Company
                            of New York, as Issuing Bank and as Agent (incorporated
                            by reference to Exhibit 10.44 to Beverly Enterprises,
                            Inc.'s Annual Report on Form 10-K for the year ended
                            December 31, 1996).
         10.21           -- Trust Indenture dated as of December 1, 1994 from Beverly
                            Funding Corporation, as Issuer, to Chemical Bank, as
                            Trustee (the "Chemical Indenture") (incorporated by
                            reference to Exhibit 10.45 to Beverly Enterprises, Inc.'s
                            Registration Statement on Form S-4 filed on February 13,
                            1995 (File No. 33-57663)).
         10.22           -- Series Supplement dated as of December 1, 1994 to the
                            Chemical Indenture (incorporated by reference to Exhibit
                            10.46 to Beverly Enterprises, Inc.'s Registration
                            Statement on Form S-4 filed on February 13, 1995 (File
                            No. 33-57663)).
         10.23           -- Data Processing Agreement, dated as of August 1, 1992, by and between Systematics Telecommunications Services, Inc.
                            and Beverly California Corporation (incorporated by
                            reference to Exhibit 10 to Beverly Enterprises, Inc.'s
                            Quarterly Report on Form 10-Q for the quarter ended June
                            30, 1992).
         10.24           -- Form of Irrevocable Trust Agreement for the Beverly
                            Enterprises, Inc. Executive Benefits Plan (incorporated
                            by reference to Exhibit 10.55 to Beverly Enterprises,
                            Inc.'s Registration Statement on Form S-4 filed on
                            February 13, 1995 (File No. 33-57663)).
         11.1            -- Computation of Net Income (Loss) Per Share for the years ended December 31, 1996, 1995, 1994, 1993 and 1992
                            (incorporated by reference to Exhibit 11.1 to Beverly
                            Enterprises, Inc.'s Annual Report on Form 10-K for the
                            year ended December 31, 1996).
         12.1**          -- Beverly Enterprises, Inc. Computation of Ratio of
                            Earnings to Fixed Charges.

             21.1            -- Subsidiaries of Registrant (incorporated by reference to Exhibit 21.1 to Beverly
                                Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996).
             23.1**          -- Consent of Ernst & Young LLP, Independent Auditors.
             23.2*           -- Consent of Weil, Gotshal & Manges LLP (included as part of Exhibit 5.1).
             23.3*           -- Consent of John W. MacKenzie, Deputy General Counsel of Beverly Enterprises, Inc. and
                                New Beverly Holdings, Inc. (included as part of Exhibit 5.2).
             24.1            -- Power of Attorney (incorporated by reference to the signature page of New Beverly
                                Holdings, Inc.'s Registration Statement on Form S-1 Filed June 4, 1997 (File No.
                                333-28521)).
             25.1**          -- Form T-1 Statement of Eligibility of Trustee.
             27.1            -- New Beverly Holdings, Inc. Financial Data Schedule (incorporated by reference to
                                Exhibit 27.1 to New Beverly Holdings, Inc.'s Registration Statement on Form S-1 filed on June 4, 1997 (File No. 333-28521)).
             99.1**          -- Consent with respect to the Proposed Amendments.


---------------

 * Filed herewith.

** Previously filed.